                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                              Washington, DC 20549

                                    FORM 8-K


                                  CURENT REPORT
     Pursuant to Section 13 OR 15(d) of the Securities Exchange Act of 1934


            Date of Report (Date of earliest reported) June 26, 2001


                           Hudson Investors Fund, Inc.
             (Exact name of registrant as specified in its charter)


          Maryland                 811-07956                     22-3270065
(State or other jurisdiction      (Commission                  (IRS Employer
      of incorporation            File Number)               Identification No.)


    6600 France Ave. So, Suite 275
         Edina, Minnesota                                        55435
(Address of principal executive offices)                       (Zip Code)

                                  952-285-2600
               Registrant's telephone number, including area code


          (Former name or former address, if changed since last report)

                    INFORMATION TO BE INCLUDED IN THE REPORT


Item 1. Changes in Control of Registrant.

         Name of person acquiring control: Advanced Capital Management, LLC

         Amount and Source of Consideration Paid: $49,997.40 Cash

         Basis of Control: Ownership of the Corporation, including use of name, assets (including cash), and goodwill, but excluding liabilities

         Date and Description of Transaction: June 26,2001: Purchase of all shares of Common Stock of Hudson Investors Fund, Inc.

Item 2. Acquisition or Disposition of Assets.

         Disposition of Assets: While still under control of the former Control Group, the entire portfolio of securities owned by the mutual fund was sold and all outstanding shares owned by shareholders of the mutual fund were redeemed at Net Asset Value

Item 3. Bankruptcy or Receivership.

         Bankruptcy or Receivership: NOT APPLICABLE

Item 4. Changes in Registrant's Certifying Accountant.

         Change in Certifying Accountant:   Former Auditor:
                                            Peter Demian, CPA
                                            Demian & Co.
                                            72 Academy Street
                                            South Orange, NJ
                                            Tel. 732-287-3838

         This previously engaged accountant did NOT resign nor did they decline to stand for re-election, but instead they were originally engaged on an interim basis (somewhat more than one year) only for the specific purpose of completing the 1997 Annual Audit (10-K).

                                            New Independent Auditor
                                            Peter Stefanou, CPA
                                            Stefanou & Company, LLP
                                            1360 Beverly Rd, Suite 305
                                            McLean, VA  22101-3515
                                            Tel. 703-448-9200

Item 5. Other Events and Regulation FD Disclosure.

         NONE


Item 6. Resignations of Registrant's Directors.

         ALL previous directors have resigned but NOT because they have declined to stand for re-election or because of a disagreement with the registrant on any matter BUT BECAUSE the new Control Group required their resignations as part of the sale/purchase transaction.

Item 7. Financial Statements and Exhibits.

         The following financial statements are submitted as part of this report:

                  The Annual Audited Report (Form 10-K) for the period ending 12/31/99 for Hudson Investors Fund prepared by Demian & Co.

                  The Unaudited 6-month Financials (Form N30-D) for the period ending 6/30/2000 for Hudson Investors Fund prepared by Stefanou & Company

                  The Annual Audited Report (Form 10-K) for the period ending 12/31/2000 for Hudson Investors Fund prepared by Stefanou & Company



Item 8. Change in Fiscal Year.

         NONE

Item 9. Regulation FD Disclosure.

         NONE

                                   SIGNATURES


            Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                                  /s/ Dennis Reiter
                                                  ------------------------------
                                                  (Registrant)
            Date June 29, 2001


Print name and title of the signing officer under his signature.

                          INDEPENDENT AUDITORS' REPORT


The Board of Directors and Shareholders
Hudson Investors Fund, Inc.
874-A2 Pompton Avenue,
Ceder Grove, New Jersey 07009

         We have audited the accompanying statement of assets and liabilities, including the portfolio of investments, of Hudson Investors Fund, Inc. as of December 31, 1999 and related statements of operations for the year then ended and changes in net assets for the year ended, and the financial highlights of the year. These financial statements and financial highlights are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements and financial highlights based on our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements and financial highlights are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. Our procedures include confirmation of investments owned as of December 31, 1999 by correspondence with the custodian and brokers. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

         In our opinion, the financial statements and financial highlights referred to above present fairly, in all material respects, the financial position of Hudson Investors Fund, Inc. at December 31, 1999 the results of its operations for the year then ended, the changes in its net assets for the period then ended, and the selected financial highlights for the period then ended, in conformity with generally accepted accounting principles.

The accompanying financial statements have been prepared assuming the Company will continue as a going concern. As discussed in Note 5 to the financial statements, the Company is still in the development stage and has no established source of revenue. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 5. The financial statements do not include any adjustments that might result from the outcome of this uncertainty.


Peter Demian, CPA                                              February 10, 2000
Demian & Company, P.C.
Clark, NJ 07066




      60 Walnut Avenue, Suite 100, Clark, New Jersey. Phone (732) 382-5888

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF ASSETS AND LIABILITIES
                             AS OF DECEMBER 31,1999


ASSETS


     Liquid Assets in Custodian Account                           $     (445.94)
      Cash in Checking Account                                    $    3,168.94

     Other Assets- Organization Expense             $ 125,000.00
         less: amortization                         $ (34,000.00) $   91,000.00
                                                                  --------------
           Total Assets                                           $   93,723.00
                                                                  --------------


LIABILITIES


Payable for:

         Investor Funds Pending Instructions                      $   18,836.16
         Accounts Payable                                         $   12,910.00
                                                                  --------------

         Total liabilities                                        $   31,746.16
                                                                  --------------
NET ASSETS                                                        $   61,976.84
                                                                  ==============


ANALYSIS OF NET ASSETS

         Capital Stock, par value $0.001:
         200,000,000 shares authorized,
         241,747.8256 shares issued and outstanding               $  225,501.52

         Retained Earnings                                        $ (111,109.87)
         Net Loss on Operations                                   $  (33,499.62)
         Net Realized Loss on Sale of Investments                 $  (18,915.19)
                                                                  --------------

         Net Assets applicable to shares outstanding              $   61,976.84
                                                                  ==============


                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF OPERATIONS
                           YEAR ENDED DECEMBER 31,1999




  INCOME:

      Dividends                                                    $     172.09


  EXPENSES:

      Office expenses                                              $     565.71

      Custodian and transfer agent fees                            $   4,325.00

      Regulatory fees and related expenses                         $   1,089.00

      Filing and quotation services                                $   2,012.00

      Professional fees                                            $  12,810.00

      Taxes                                                        $     870.00

      Amortization of organizational expenses                      $  12,000.00
                                                                   -------------

               Total expenses                                      $  33,671.71
                                                                   -------------


  NET INCOME/ (LOSS) FROM OPERATIONS                               $ (33,499.62)
                                                                   -------------


  NET REALIZED AND UNREALIZED GAIN (LOSS) ON INVESTMENTS

      Net realized loss on sale of investments                     $ (18,915.19)
                                                                   -------------

      Net Increase (decrease) in net assets from investments       $ (18,915.19)
                                                                   =============


                       See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                             STATEMENT OF CASH FLOWS
                       FOR THE YEAR ENDED DECEMBER 31,1999


CASH FLOWS FROM OPERATING ACTIVITIES:
Net Income                                                         $ (33,499.62)

Adjustments to Reconcile Net Income to Net Cash Flows
  From Operating Activities:

    Change in Unrealized Appreciation on Investments in Securities $  18,915.19
    Amortization of Organization Expense                           $  12,000.00

Changes in Operating Assets and Liabilities:

     Other Assets
     Accounts Payable and Accrued Expenses                         $  16,210.00

               Net Cash Flows From Operating Activities            $  13,625.57
                                                                   -------------

Cash Flows From Investing Activities:

     Capital Gains / (Losses)                                      $ (18,915.19)
     Stock Transactions                                            $   7,091.01
     Net Redemptions                                               $  (1,739,49)

               Net Cash Flows From Financing Activities            $ (13,563.67)
                                                                   -------------


Net Increase (decrease) in Cash                                    $      61.90
                                                                   -------------


Cash- Beginning of Year                                            $   2,661.10
Cash- End of Year                                                  $   2,723.00
                                                                   =============



Supplemental Disclosures of Cash Flow Information:

Cash Paid During the Year for:
              Interest               $  0.00
              Income Taxes           $870.00



                        See Notes to Financial Statement

                           HUDSON INVESTORS FUND, INC.
                       STATEMENT OF CHANGES IN NET ASSETS
                           YEAR ENDED DECEMBER 31,1999


                                                               Year ended December 31,
                                                              1999              1998
                                                          --------------    --------------

Operations, dividends and capital share activity

 Net investment income                                    $      172.09     $      333.04

 Net realized gain (loss)                                 $  (18,915.19)    $  (12,387.11)

 Changes in net unrealized depreciation                   $   20,445.80     $   13,034.90

 Net increase in net assets resulting from operations     $  (33,671.71)    $  (64,473.09)

Net increase (decrease) from capital share transactions   $   (1,739.49)    $   (6,152.34)
                                                          --------------    --------------


Total increase (decrease) in net assets                   $  (33,708.50)    $  (69,644.60)


Net Assets Beginning of Year                              $   95,685.34     $  165,329.94
                                                          --------------    --------------

Net Assets End of Year                                    $   61,976.84     $   95,685.34
                                                          ==============    ==============



                       See Notes to Financial Statements.

                           HUDSON INVESTORS FUND, INC.
                        SELECTED PER SHARE DATA AND RATIO
                       FOR THE YEAR ENDED DECEMBER 31,1999



PER SHARE OPERATING PERFORMANCE:


NET ASSET VALUE, BEGINNING OF PERIOD                               $       3.87

NET INVESTMENT INCOME (LOSS) AND DIVIDENDS DECLARED                $      (1.49)

NET ASSET VALUE, END OF PER10D                                     $       2.50

TOTAL RETURN                                                   Loss       38.50%


RATIOS TO AVERAGE NET ASSETS
EXPENSES                                                                  43.58%

NET INVESTMENT INCOME (LOSS)                                       $ (18,915.19)

SUPPLEMENTAL DATA:
NET ASSETS AT END OF PERIOD                                        $  58,827.84





                        See Notes to Financial Statements

                           HUDSON INVESTORS FUND, INC.
                        NOTES TO THE FINANCIAL STATEMENTS
                             AS AT DECEMBER 31,1999


1. DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. ("the Company") is a registered investment company following guidelines for investing ethically. The Company does not invest in securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethic cleansing or other inhuman behavior.

2. SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market makers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics, Portfolio securities that are traded on a domestic securities exchange are valued at the last sale price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

         1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

         2. Securities traded in the over-the-counter market are valued at the last sale prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from a principal reporting agency.

         3. All other securities and assets are valued at their fair value as determined in good faith by the Board of Directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

3. INVESTMENT TRANSACTION AND INVESTMENT INCOME

Investment transactions arc accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discounts amortization on money market instruments-, it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date- At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction it is required to designate cash or other liquid assets equal to the value of the securities purchased. At December 31, 1999 the Fund had no purchase commitments.

FUND SHARE VALUATION
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day the New York Stock Exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the Exchange. The net asset value per share is determined separately for the one class of stock by dividing tile Fund's net assets attributable to the class by the number of shares of the stock outstanding.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.
The Fund has compiled with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 1999. There in no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 1999.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

4. TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT.
The Fund has management advisory and administration agreements with Hudson Advisers, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

               1.00%       Management fee
               0.25%       Administrative fee


These fees have been waived to the end of 1999. Fees will be charged for the year 2000 and subsequent years.

5. GOING CONCERN

The Company's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Company has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. The stockholders/officers and/or directors have committed to advancing the operating costs of the Company.

6. MARGIN LOAN

The Fund has no margin or loan accounts.

7. CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 1999 are as follows:

                                                    SHARES            AMOUNT
                                                 -------------    -------------
Balance as of December 31, 1998                   24,789.1305     $ 227,241.01

     Shares issued                                 2,013.5498         8,898.60
     Shares redeemed                              (2,054.8547)      (10,638,09)
                                                 -------------    -------------
           Net Increases (decreases)                 (41.3049)       (1,739.49)

           Balance as of December 31, 1999        24,747.8256     $ 225,501.52
                                                 =============    =============


8. INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were zero dollars and $7,091.01 respectively, for the year ended December 31, 1999.


9. THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS


10. CONCENTRATION OF CREDIT RISK

Financial instruments potentially subject to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

11. LITIGATION

On March 30, 1999, an Administrative Law Judge of the SEC ordered the Fund, its Adviser and its President to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act,
Section 10(b) of the Exchange Act, and Rule lOb-5 thereunder, Section 34(b) of the Company Act". The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder". Mr. Latef was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended Mr. Latef from "being associated with an investment adviser or an investment company for a period of three months". Mr. Latef filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not file such a petition.

12. LARGE SHAREHOLDERS

The Fund has two shareholders' with over a 10% interest in the fund. They are Akram Choudhry and First Trust Corp. for the account of Mariano Marquez.

13. ADVISER AND MANAGEMENT COMPANY

The stock of Fund's Adviser (Hudson Advisers, Inc.) and the Management Company (Hudson Investment Management, Inc.) continue to be fully owned by Javed Latef, the President of the Fund. The Fund's Adviser and the Management Company intend to continue performing their duties to the Fund under their respective contracts.

                           Hudson Investors Fund, Inc.
                       Statement of Assets and Liabilities
                               As of June 30, 2000
                                   (Unaudited)


ASSETS

         Cash                                                         $     907
                                                                      ----------

Total Assets                                                                907

LIABILITIES

         Payable for:
                  Investor Funds Pending Instructions                    18,836
                  Accounts Payable                                       12,910
                                                                      ----------

Total Liabilities                                                        31,746
                                                                      ----------
NET ASSETS                                                            $ (30,839)
                                                                      ==========


ANALYSIS OF NET ASSETS

         Capital Stock, par value $.01; 200,000 shares authorized;
         25,560.1733 shares outstanding (Note 7)                      $ 226,502

         Retained Earnings                                            $(163,525)
         Net Loss on Operations                                       $ (93,814)
                                                                      ----------

                                                                      ----------
Net Assets Applicable to Shares Outstanding                           $ (30,839)
                                                                      ==========

                        See note to financial statements.

                           Hudson Investors Fund, Inc.
                               Statement of Losses
                     For the Six Months Ended June 30, 2000
                                   (Unaudited)

INCOME:

         Dividends and Interest                                        $      -
                                                                       ---------

EXPENSES:

         Office Expenses                                               $     54
         Custodian and Transfer Agent Fees                                  621
         Regulatory Fees and Related Expenses                                35
         Filing and Quotation Services                                      871
         Professional Fees                                                  593
         Organizational Expenses (Note 2)                                91,000
         Taxes                                                              640
                                                                       ---------

         Total Expenses                                                $(93,814)

Net Loss from Operations                                               $(93,814)
                                                                       =========

                       See notes to financial statements.

                           Hudson Investors Fund, Inc.
                       Statement of Changes in Net Assets
                     For the Six Months Ended June 30, 2000
                                   (Unaudited)


                                            Six Months Ended
                                              June 30, 2000      Year Ended
                                               (Unaudited)    December 31, 1999
                                            ----------------- ------------------
Operations:

Investment Loss - net                          $(93,814)          $(33,500)
Net Unrealized Depreciation on Investment      $      -           $ 20,446
Net Realized Loss on Sale of Investments       $      -           $(18,915)
                                               ---------          ---------

Net Increase (Decrease) in Net Assets
  Resulting From Operations                    $(93,814)          $(31,969)

Capital Stock Transactions:

Shares Redeemed                                $      -           $(10,638)
Net Proceeds From Shares Sold                  $  1,000           $  8,899
                                               ---------          ---------

Net Increase (Decrease) in Net Assets
  Resulting From Capital Stock Transactions    $  1,000           $ (1,739)


Total Increase (Decrease) in Net Assets        $(92,814)          $(33,708)
                                               =========          =========


Net Assets:

Beginning Period:                              $ 61,977           $ 95,685
End of Period:                                 $(30,839)          $ 61,977


                       See notes to financial statements.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2000
                                   (Unaudited)

NOTE 1 - DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. ("Fund") is a registered investment company following guidelines for investing ethically. The Fund does not invest in the securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethnic cleansing or other inhumane behavior.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION.
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market valuers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sales price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

         1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

         2. Securities traded in the over-the-counter market are valued at the last sales prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from the principal reporting agency.

         3. All other securities and assets are valued at their fair value as determined in good faith by the Board of directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

ORGANIZATIONAL EXPENSES.
In April 1998, Statement of Position 98-5 (SOP 98-5), "Reporting on the Costs of Start-up Activities" was issued. SOP 98-5 provides guidance on the financial reporting of organizational costs. It requires organizational costs to be expensed as incurred. Hudson Investors Fund, Inc. adopted SOP 98-5 as required on January 1, 2000. The impact of this adoption related to unamortized organizational costs of $91,000 is included in the Statement of Operations for the six months ended June 30, 2000.

NOTE 3 - INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to designate cash or other liquid assets equal to the value of the securities purchased. At December 31, 2000 the Fund had no purchase commitments.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2000
                                   (Unaudited)

FUND SHARE VALUATION.
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day, the New York stock exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the six months ended June 30, 2000. There is no accumulated net realized loss on sales of investments for federal income tax purposes at June 30, 2000.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

NOTE 4 - TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT.
The Fund has management advisory and administration agreements with Hudson Advisors, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

                                    1.00%   Management Fee
                                    0.25%   Administrative Fee

These fees have been waived to the end of 2000. Fees will be charged for the year 2001 and subsequent years.

NOTE 5 - GOING CONCERN

The Fund's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Fund has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. The stockholders/officers and/or directors have committed to advancing the operating costs of the Fund.

NOTE 6 - MARGIN LOAN

The Fund has no margin or loan accounts.

NOTE 7 - CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 2000 are as follows:
                                                  SHARES            AMOUNT
                                                  ------            ------
Balance as of December 31, 1999                 24,747.8256    $   225,501.52

Shares issued                                      812.3477          1,000.00
Shares redeemed                                           0                 0
                                                -----------    --------------
Net Increases (Decreases)                          812.3477          1,000.00
Balance as of December 31, 2000                 25,560.1733    $   226,501.52

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                  June 30, 2000
                                   (Unaudited)

NOTE 8 - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were zero dollars and zero dollars respectively, for the six months ended June 30, 2000.

NOTE 9 - THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS

NOTE 10 - CONCENTRATION OF CREDIT RISK

Financial instruments potentially subject to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

NOTE 11 - LITIGATION

On March 30, 1999, an Administrative Law Judge of the United States Securities and Exchange Commission ordered the Fund to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act." The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder." The Adviser was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended the Adviser from "being associated with an investment adviser or an investment company for a period of three months." The Adviser filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not to file such a petition.

NOTE 12 - RELATED PARTIES

The Fund has two shareholders with over a 10% interest in the Fund. They are Akram Choudhry and First Trust Corporation for the account of Mariano Marquez.

NOTE 13 - ADVISER AND MANAGEMENT COMPANY

The stock of Fund's Adviser (Hudson Adviser's, Inc.) and the Management Company (Hudson Investment Management, Inc.) continue to be fully owned by Javed Latef, the President of the Fund. Both the Adviser and Management Company intend to continue performing their duties to the Fund under their respective contracts.

                             STEFANOU & COMPANY, LLP
                          1360 BEVERLY ROAD, SUITE 305
                                MCLEAN, VA 22101
                                 (703) 448-9200
                              (703) 448-3515 (FAX)

--------------------------------------------------------------------------------

Hudson Investors Fund, Inc.
874-A2 Pompton Ave.
Cedar Grove, New Jersey 07009


         We have audited the accompanying statement of assets and liabilities of Hudson Investors Fund, Inc. as of December 31, 2000 and the related statements of losses and changes in net assets for the year ended. These financial statements are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based upon our audit.

         We conducted our audit in accordance with generally accepted auditing standards. Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

         In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Hudson Investors Fund, Inc. at December 31, 2000 and the results of its operations for the year then ended, and the changes in net assets for the period then ended in conformity with generally accepted accounting principles.

         The accompanying financial statements have been prepared assuming the Fund will continue as a going concern. As discussed in Note 5 to the financial statements, the Fund has not established revenues sufficient to cover its operating costs. This raises substantial doubt about its ability to continue as a going concern. Management's plan in regard to these matters is also described in Note 5. The financial statements do not reflect any adjustments that might result from the outcome of this uncertainty.



                                                     /s/ STEFANOU & COMPANY, LLP
                                                     ---------------------------
                                                         Stefanou & Company, LLP
McLean, VA
May 15, 2001

                           Hudson Investors Fund, Inc.
                       Statement of Assets and Liabilities
                             As of December 31, 2000


ASSETS

         Cash                                                         $   2,080
                                                                      ----------

Total Assets                                                              2,080

LIABILITIES

         Payable for:
                  Investor Funds Pending Instructions                    18,836
                  Accounts Payable                                       13,910
                                                                      ----------

Total Liabilities                                                        32,746
                                                                      ----------
NET ASSETS                                                            $ (30,666)
                                                                      ==========


ANALYSIS OF NET ASSETS

         Capital Stock, par value $.01; 200,000 shares authorized;
         25,560.1733 shares outstanding (Note 7)                      $ 226,502

         Retained Earnings                                            $(163,525)
         Net Loss on Operations                                       $ (93,643)
                                                                      ----------
Net Assets Applicable to Shares Outstanding                           $ (30,666)
                                                                      ==========

                        See note to financial statements.

                           Hudson Investors Fund, Inc.
                               Statement of Losses
                      For the Year Ended December 31, 2000


INCOME:

         Dividends and Interest                                        $    219

EXPENSES:

         Office Expenses                                               $     55
         Custodian and Transfer Agent Fees                                  668
         Regulatory Fees and Related Expenses                                35
         Filing and Quotation Services                                      871
         Professional Fees                                                  593
         Organizational Expenses                                         91,000
         Taxes                                                              640
                                                                       ---------

         Total Expenses                                                $(93,862)

Net Loss from Operations                                               $(93,643)
                                                                       =========

                       See notes to financial statements.

                           Hudson Investors Fund, Inc.
                       Statement of Changes in Net Assets
                      For the Year Ended December 31, 2000


                                                       Year Ended
                                            December 31, 2000  December 31, 1999
                                            -----------------  -----------------
Operations:

Investment Loss - net                            $(93,643)          $(33,500)
Net Unrealized Depreciation on Investment        $      -           $      -
Net Realized Loss on Sale of Investments         $      -           $      -
                                                 ---------          ---------

Net Increase (Decrease) in Net Assets
  Resulting From Operations                      $(93,643)          $(31,969)

Capital Stock Transactions:

Shares Redeemed                                  $      -           $(10,638)
Net Proceeds From Shares Sold                    $  1,000           $  8,899
                                                 ---------          ---------

Net Increase (Decrease) in Net Assets
  Resulting From Capital Stock Transactions      $  1,000           $ (1,739)


Total Increase (Decrease) in Net Assets          $(92,643)          $(33,708)
                                                 =========          =========


Net Assets:

Beginning Period:                                $ 61,977           $ 95,685
End of Period:                                   $(30,666)          $ 61,977


                       See notes to financial statements.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000


NOTE 1 - DESCRIPTION OF THE FUND

Hudson Investors Fund, Inc. ("Fund") is a registered investment company following guidelines for investing ethically. The Fund does not invest in the securities of companies in the tobacco, banking, gambling or brewery industries or companies that pollute the environment or condone apartheid, ethnic cleansing or other inhumane behavior.

NOTE 2 - SIGNIFICANT ACCOUNTING POLICIES

INVESTMENT VALUATION.
Investments are stated at value. Fixed income securities are valued by using market quotations, or independent pricing services that use prices provided by market valuers or estimates of market values obtained from yield data relating to instruments or securities with similar characteristics. Portfolio securities that are traded on a domestic securities exchange are valued at the last sales price (currently 4:00 p.m. New York time) on the exchange where primarily traded or, if there is no recent sale, at the last current bid quotation.

Portfolio securities are valued as follows:

         1. Securities listed or admitted to trading on any national securities exchange are valued at their last sale price at the exchange where the securities are principally traded.

         2. Securities traded in the over-the-counter market are valued at the last sales prices, if carried by NASDAQ; other over-the-counter securities are valued at the mean between the closing bid and asked prices obtained from the principal reporting agency.

         3. All other securities and assets are valued at their fair value as determined in good faith by the Board of directors of the Fund, which may include the amortized cost method of securities maturing in sixty days or less and other cash equivalent investments.

NOTE 3 - INVESTMENT TRANSACTIONS AND INVESTMENT INCOME

Investment transactions are accounted for on the trade date (date the order to buy or sell is executed). Dividend income is recorded on the ex-dividend date and interest income is recorded on the accrual basis. Interest income includes premium and discount amortization on money market instruments; it also includes original issue and market discount amortization on long-term fixed income securities. Realized gains and losses from investment transactions are reported on an identified cost basis.

The fund may purchase securities with delivery or payments to occur at a later date. At the time the Fund enters into a commitment to purchase a security, the transaction is recorded and the value of the security is reflected in the net asset value. The value of the security may vary with market fluctuations. No interest accrues to the Fund until payment takes place. At the time the Fund enters into this type of transaction, it is required to designate cash or other liquid assets equal to the value of the securities purchased. At December 31, 2000 the Fund had no purchase commitments.

FUND SHARE VALUATION.
Fund shares are sold and redeemed on a continuous basis at net asset value. On each day, the New York stock exchange is open for trading, the net asset value per share is determined as of the earlier of 4:00 p.m. New York time or the close of the exchange. The net asset value per share is determined separately for the one class of stock by dividing the Fund's net assets attributable to the class by the number of shares of the stock outstanding.

                           HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000


FEDERAL INCOME TAXES AND DIVIDENDS TO SHAREHOLDERS.
The Fund has complied with the special provisions of the Internal Revenue Code available to investment companies for the year ended December 31, 2000. There is no accumulated net realized loss on sales of investments for federal income tax purposes at December 31, 2000.

Dividends are determined in accordance with income tax principles which may treat certain transactions differently than generally accepted accounting principles.

NOTE 4 - TRANSACTIONS WITH AFFILIATES

MANAGEMENT AGREEMENT.
The Fund has management advisory and administration agreements with Hudson Advisors, Inc. and Hudson Investment Management, Inc. who are contracted to exact the following fees:

                                    1.00%   Management Fee
                                    0.25%   Administrative Fee

These fees have been waived to the end of 2000. Fees will be charged for the year 2001 and subsequent years.

NOTE 5 - GOING CONCERN

The Fund's financial statements are prepared using generally accepted accounting principles applicable to a going concern, which contemplates the realization of assets and liquidation of liabilities in the normal course of business. The Fund has not established revenues sufficient to cover its operating costs and allow it to continue as a going concern. The stockholders/officers and/or directors have committed to advancing the operating costs of the Fund.

NOTE 6 - MARGIN LOAN

The Fund has no margin or loan accounts.

NOTE 7 - CAPITAL SHARE TRANSACTIONS

Transactions in capital stock for the year ended December 31, 2000 are as follows:


                                                     SHARES            AMOUNT
                                                     ------            ------
Balance as of December 31, 1999                   24,747.8256    $   225,501.52

Shares issued                                        812.3477          1,000.00
Shares redeemed                                             0                 0
                                                  -----------    --------------

Net Increases (Decreases)                            812.3477          1,000.00

Balance as of December 31, 2000                   25,560.1733    $   226,501.52

NOTE 8 - INVESTMENT TRANSACTIONS

Purchases and sales of investment securities were zero dollars and zero dollars respectively, for the year ended December 31, 2000.

                          HUDSON INVESTORS FUND, INC.
                          Notes to Financial Statements
                                December 31, 2000


NOTE 9 - THE FUND HAS NO LEASE OR OTHER FINANCIAL COMMITMENTS

NOTE 10 - CONCENTRATION OF CREDIT RISK

Financial instruments potentially subject to a concentration of credit risk consist principally of investments in securities. At times, such investments may be concentrated in a particular industry, but it is not the Fund's intention to concentrate its investments in any particular industry on a permanent basis.

NOTE 11 - LITIGATION

On March 30, 1999, an Administrative Law Judge of the United States Securities and Exchange Commission ordered the Fund to "cease and desist from committing or causing a violation or any future violation of Section 17(a) of the Securities Act, Section 10(b) of the Exchange Act, and Rule 10b-5 thereunder, Section 34(b) of the Company Act." The Adviser was additionally required to cease and desist from the violation of "Section 204 and 207 of the Adviser Act and Rule 204-1(b) thereunder." The Adviser was additionally required to cease and desist from violations of Section 207 of the Adviser Act. The order also suspended the Adviser from "being associated with an investment adviser or an investment company for a period of three months." The Adviser filed a petition for review of this initial decision with regard to him personally, whereas the Fund and the Adviser decided not to file such a petition.

NOTE 12 - RELATED PARTIES

The Fund has two shareholders with over a 10% interest in the Fund. They are Akram Choudhry and First Trust Corporation for the account of Mariano Marquez.

NOTE 13 - ADVISER AND MANAGEMENT COMPANY

The stock of Fund's Adviser (Hudson Adviser's, Inc.) and the Management Company (Hudson Investment Management, Inc.) continue to be fully owned by Javed Latef, the President of the Fund. Both the Adviser and Management Company intend to continue performing their duties to the Fund under their respective contracts.